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                                                                   EXHIBIT 10.17



                            SUBORDINATION AGREEMENT

        In order to induce Heller Financial Leasing, Inc., a Delaware corporation ("HELLER"), to make a $10,000,000 loan to Todd-AO Studios West, a California corporation ("TODD WEST"), and Todd-AO Studios East, Inc., a New York corporation ("TODD EAST"), which loan will be:

        (i) evidenced by a Promissory Note dated June ____, 2001, in the amount of $10,000,000, made by Todd West and Todd East, jointly and severally, in favor of Heller (the "NOTE"),

        (ii) secured as set forth in a Master Security Agreement dated as of June ___, 2001, between Todd West, Todd East and Heller (the "MSA"),

        (iii) guaranteed by Todd-AO Studios, a California corporation ("TODD"), under a Guaranty dated as of June ___, 2001 (the "TODD GUARANTY"), and

        (iv) guaranteed by Liberty Livewire Corporation, a Delaware corporation ("BORROWER"), under a Guaranty dated as of June ___, 2001 (the "GUARANTY," and together with the Note, the MSA, the Todd Guaranty and all other agreements, instruments and documents related thereto, as any of the same may be amended, modified, supplemented, restated or otherwise changed at any time or from time to time, collectively, the "HELLER DEBT AGREEMENTS"),

Liberty Media Corporation, a Delaware corporation ("SUBORDINATED CREDITOR"), and Borrower hereby agree, acknowledge and represent as follows:

        (a) The Subordinated Debt (as defined in paragraph (c) hereof) is and shall be subject, subordinate and rendered junior in right of payment, to the extent and in the manner hereinafter set forth and incorporated by reference, to the prior indefeasible payment in full in cash of all present and future obligations of every kind and nature of Todd West, Todd East, Todd and/or Borrower owed to Heller arising under, secured by or relating to the Heller Debt Agreements at any time and from time to time outstanding, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or noncontingent, and whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (collectively, the "HELLER SENIOR OBLIGATIONS").

        (b) For purposes of this Agreement, the Heller Senior Obligations shall not be deemed to have been indefeasibly paid in full until Heller shall have received full payment thereof in cash and retained such payment for one year and one day or, if longer, a period of time in excess of all applicable preference or other similar periods under any applicable bankruptcy, insolvency or creditors' rights laws. Borrower and Subordinated Creditor waive notice of acceptance of this Agreement by Heller, and Subordinated Creditor waives notice of and consents to the making, amount and terms of all Heller Senior Obligations that may exist or be created from time to time and any renewal, extension, amendment or modification thereof and any other action that Heller in its sole and absolute discretion may take or omit to take with respect thereto.

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        (c) As used herein, the term "Subordinated Debt" means all present and future obligations of every kind or nature of Borrower or any of its Subsidiaries at any time and from time to time owed to Subordinated Creditor arising under or related to the First Amended and Restated Credit Agreement dated as of December 22, 2000, between Borrower and Subordinated Creditor, as such agreement may from time to time be amended, refunded, restructured, refinanced or expanded in whole or in part with the same or any other lender affiliated with Subordinated Creditor or Borrow, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise.

        (d) Reference is hereby made to that certain Subordination Agreement between Subordinated Creditor and Borrower dated December 21, 2000, for the benefit of Bank of America, N.A., as administrative agent and the other Senior Creditors, as defined therein (the "B-of-A Subordination Agreement"). In furtherance of this Agreement and the subordination provided for herein, Sections 2, 4, 5, 7(d), 8, 9, 10, 11, 13, 14, 15, and 19 of the B-of-A
Subordination Agreement, the last two sentences of Section 18 of the B-of-A Subordination Agreement, and relevant definitions set forth in Section 1 and other sections of the B-of-A Subordination Agreement (as modified hereby), are hereby incorporated herein by reference (as if Heller were a Senior Creditor thereunder and the Heller Senior Obligations were Senior Indebtedness as defined therein), and Borrower and Subordinated Creditor hereby agree that Heller shall be entitled to all the rights of a Senior Creditor under such provisions with respect to the Heller Senior Obligations, including without limitation the right to enforce such provisions, mutatis mutandis, as if they were set forth herein in their entirety. Borrower and Subordinated Creditor shall also be entitled to the benefits of such provisions as if so set forth herein.

        (e) Notwithstanding anything to the contrary, the term "SENIOR DEFAULT" as used in the provisions of the B-of-A Subordination Agreement incorporated by reference herein shall mean an "EVENT OF DEFAULT" as defined in the Heller Debt Agreements and the term "SENIOR CREDIT AGREEMENT" as used in the provisions of the B-of-A Subordination Agreement incorporated by reference herein shall mean the Heller Debt Agreements.

        (f) Subject to the rights of the Administrative Agent (as defined in the B-of-A Subordination Agreement) arising under Section 3 of the B-of-A Subordination Agreement, any payment or distribution upon or with respect to Subordinated Debt that is received by or for the account of Subordinated Creditor contrary to the provisions of this Agreement (including the provisions of this Agreement incorporated by reference from the B-of-A Subordination Agreement) shall be deemed to be the property of, and received in trust for the benefit of, Heller, shall be segregated from other funds and property held by Subordinated Creditor and, subject to the prior indefeasible payment in full in cash of all "Senior Indebtedness" (as defined in the B-of-A Subordination Agreement), shall be forthwith paid over, in the same form as so received (with any necessary endorsement), to Heller for application to the payment or prepayment of Heller Senior Obligations, until the Heller Senior Obligations have been indefeasibly paid in full in cash.

        (g) In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection



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therewith, relative to Borrower or any Subsidiary or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution or other winding up of Borrower or any Subsidiary, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of Borrower or any Subsidiary, then, subject to the prior indefeasible payment in full in cash of all "Senior Indebtedness" (as defined in the B-of-A Subordination Agreement), any payment or distribution of any kind or character, whether in cash, property or securities, that may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event shall be paid or delivered directly to Heller for application to the payment or prepayment of Heller Senior Obligations, until the Heller Senior Obligations shall have been indefeasibly paid in full in cash.

        (h) Borrower and Subordinated Creditor will at their own expense and at any time and from time to time promptly execute and deliver, and cause Todd West, Todd East and Todd to execute and deliver, all further instruments and documents and take all further action, and cause Todd West, Todd East and Todd to take all further action, as Heller shall reasonably and in good faith request in order to protect any right or interest granted or purported to be granted under this Agreement or to enable Heller to exercise or enforce its rights and remedies hereunder.

        (i) Absent any bad faith on the part of Heller, all rights and interests of Heller under this Agreement and all agreements and obligations of Subordinated Creditor and Borrower hereunder shall remain in full force and effect irrespective of any failure of Heller to assert any claim or to enforce any right or remedy against any party to this Agreement under the provisions hereof or any of the Heller Debt Agreements.

        (j) Notwithstanding anything to the contrary, Heller may apply any security for the Heller Senior Obligations, in whole or in part, and direct the order or manner of sale thereof in its sole good faith discretion, with or without the consent or approval of Subordinated Creditor, Borrower, Todd West, Todd East, Todd or any other person or entity.

        (k) Notwithstanding anything in the B-of-A Subordination Agreement, or any provision thereof incorporated herein by reference, the Administrative Agent (as defined in the B-of-A Subordination Agreement) shall not have any authority to act for or on behalf of, give instructions for, receive sums payable to, represent or otherwise act as intermediary between Borrower and/or Subordinated Creditor, on the one hand, and Heller, on the other hand, and Subordinated Creditor shall not defer any payment to Heller pending any judicial determination as to the status of any person or entity claiming to be Administrative Agent.

        (l) The representations and warranties of Subordinated Creditor and Borrower set forth in Section 12 of the B-of-A Subordination Agreement are complete and accurate in all respects as of the date hereof (except that the reference to Exhibit I in Section 12(a) of the B-of-A Subordination Agreement shall mean and refer to Exhibit I to this Agreement for all purposes of this paragraph (j)) and (as so modified) do not omit to state any material fact necessary in order to make the representations and warranties not misleading. Subordinated Creditor and Borrower each hereby represent and warrant that this Agreement constitutes the legal, valid and binding obligation of Subordinated Creditor and Borrower, enforceable in accordance with its terms.



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

        (m) No amendment or waiver of any provision of the B-of-A Subordination Agreement nor any consent by any Senior Creditor thereunder to any departure by Subordinated Creditor or Borrower from the terms thereof, shall in any event be effective against Heller hereunder, unless the same shall be in writing and duly signed by Subordinated Creditor, Borrower and Heller.

        (n) Heller's address for notices and other communications provided for hereunder (and under any provisions of the B-of-A Subordination Agreement incorporated herein) is Heller Financial Leasing, Inc., 500 West Monroe Street, Chicago, Illinois 60661, Attention: CEF Portfolio Manager, Facsimile:
312-441-7395.

        (o) This Agreement contains the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among Subordinated Creditor, Borrower and Heller with respect to the subject matter hereof. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of Subordinated Creditor, Borrower and Heller hereunder shall be construed and enforced accordingly.

        (p) The rights, powers and remedies of Heller under this Agreement shall be in addition to all rights, powers and remedies given to Heller by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

        (q) Subordinated Creditor and Borrower hereby acknowledge that Heller is entering into the Heller Debt Agreements in reliance on the execution and delivery of this Agreement. This Agreement shall constitute a continuing offer to Heller and its provisions are made for the benefit of Heller. Heller is an obligee hereunder and may enforce the provisions of this Agreement, including without limitation all provisions incorporated herein by reference. .

        (r) Heller is hereby authorized to demand specific performance of this Agreement, whether or not Borrower shall have complied with any of the provisions hereof applicable to it, at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

        IN WITNESS WHEREOF, Subordinated Creditor and Borrower have caused this Subordination Agreement to be duly executed and delivered as of June ____, 2001.


LIBERTY MEDIA CORPORATION                    LIBERTY LIVEWIRE CORPORATION



By:     /s/ William Fitzgerald               By:    /s/ George C. Platisa
   --------------------------------             --------------------------------
   Name:  William R. Fitzgerald                 Name:  George C. Platisa
   Title:                                       Title  EVP & CFO



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